UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report

March 23, 2005
(Date of earliest event reported)

IVAX Corporation

(Exact name of registrant as specified in its charter)

Florida	1-09623	16-1003559

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Boulevard, Miami, Florida	33127

(Address of principal executive offices)	(Zip Code)

(305) 575-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	On March 23, 2005, the company received a letter from Dr. Ernst Biekert, age 80, notifying the company that he will retire and will not stand for reelection to its board of directors. Dr. Biekert will continue to serve on the board of directors until the 2005 Annual Meeting of Stockholders.

Item 9.01	Financial Statements and Exhibits

99.1	Notification letter of Dr. Biekert dated March 20, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVAX CORPORATION
By:	/s/ Steven D. Rubin
	Name:	Steven D. Rubin
	Title: Senior Vice President, General Counsel and Secretary	Senior Vice President, General Counsel and Secretary

Dated: March 29, 2005

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